UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2023

SCILEX HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39852	92-1062542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 21, 2023 (the “Agreement Date”), Scilex Holding Company (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with YA II PN, Ltd. (“Yorkville”), in connection with the issuance and sale by the Company, from time to time, of convertible debentures in a principal amount of up to $25,000,000 (the “Convertible Debentures”). The Convertible Debentures will be issued and sold in three tranches as follows: (i) $10,000,000 upon the signing of the Purchase Agreement (the “First Closing Date”), which has been funded, (ii) $7,500,000 upon the filing of the Registration Statement (as defined below) with the U.S. Securities and Exchange Commission (the “SEC”) and (iii) $7,500,000 at the time such Registration Statement is declared effective by the SEC.

The Convertible Debentures bear interest at an annual rate of 7.00% and will mature on December 21, 2023, the date that is nine months following the First Closing Date. The Convertible Debentures provide a conversion right, in which any portion of the outstanding and unpaid principal amount of the Convertible Debentures, together with any accrued but unpaid interest, may be converted into shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), at a conversion price of $8.00 per share (the “Conversion Price”), provided, however, the Conversion Price is subject to a one-time reset equal to the average of the daily VWAPs for the three consecutive trading days immediately prior to the date that is 60 days after the First Closing Date if such average is less than the Conversion Price in effect as of such date. “VWAP” means, for any security as of any date, the daily dollar volume-weighted average price for such security on the Nasdaq Capital Market as reported by Bloomberg through its “Historical Prices – Px Table with Average Daily Volume” functions.

The Convertible Debentures may not be converted into shares of Common Stock to the extent such conversion would result in Yorkville and its affiliates having beneficial ownership of more than 4.99% of the Company’s then outstanding shares of Common Stock; provided that this limitation may be waived by Yorkville upon not less than 65 days’ prior notice to the Company. In addition, the Company shall not issue any Common Stock pursuant to the transactions contemplated by the Convertible Debenture or any other transaction documents executed in connection therewith (including any shares issued pursuant to a conversion) if the issuance of such shares of Common Stock would exceed 29,016,448 (which number of shares represents 19.9% of the aggregate number of shares of Common Stock issued and outstanding as of the Agreement Date) (the “Exchange Cap”). The Exchange Cap will not apply under certain circumstances, including if the Company obtains the approval of its stockholders as required by the applicable rules of the Nasdaq Capital Market for issuances of shares of Common Stock in excess of such amount. The Convertible Debentures provide the Company, subject to certain conditions, with an optional redemption right pursuant to which the Company, upon five business days’ prior written notice to Yorkville (the “Redemption Notice”), may redeem, in whole or in part, all amounts outstanding under the Convertible Debentures; provided that the trading price of the Common Stock is less than the Conversion Price at the time of the Redemption Notice. The redemption amount shall be equal to the outstanding principal balance being redeemed by the Company, plus the redemption premium of 10% of the principal amount being redeemed, plus all accrued and unpaid interest in respect of such redeemed principal amount.

The Convertible Debentures also contain certain representations, warranties, covenants, and events of default including, among other things, if the Company becomes delinquent in its periodic report filings with the SEC. If an event of default occurs and is continuing, the full unpaid principal amount of the Convertible Debentures, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at Yorkville’s election by notice to the Company immediately due and payable in cash.

In connection with the Purchase Agreement and the Convertible Debentures, the Company and Yorkville entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company is required to file a registration statement registering the resale by Yorkville of any shares of Common Stock issuable upon conversion of the Convertible Debentures under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Registration Rights Agreement, the Company is required to meet certain obligations with respect to, among other things, the timeliness of the filing and effectiveness of the Registration Statement. The Company is required to file such Registration Statement no later than 21 days following the First Closing Date.

The foregoing is a summary description of certain terms of the Convertible Debentures, the Purchase Agreement and the Registration Rights Agreement. For a full description of all terms, please refer to the copy of such agreements that are filed as Exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

The first Convertible Debenture issued to Yorkville on the Agreement Date was issued to Yorkville in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in a transaction not involving any public offering. The Company relied on this exemption from registration based in part on representations made by Yorkville in the Securities Purchase Agreement. The Convertible Debentures and the shares of Common Stock issuable upon conversion of the Convertible Debentures, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. To the extent that any shares of Common Stock are issued upon conversion of the Convertible Debentures, they will be issued in transactions anticipated to be exempt from registration under the Securities Act by virtue of Section 3(a)(9) thereof because no commission or other remuneration is expected to be paid in connection with conversion of the Convertible Debentures and any respective resulting issuance of shares of Common Stock.

Item 8.01. Other Events.

On March 21, 2023, the Company issued a press release announcing the financing described above in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Convertible Debentures, dated as of March 21, 2023, executed by Scilex Holding Company.

10.1*	Securities Purchase Agreement, dated as of March 21, 2023, by and between Scilex Holding Company and YA II PN, Ltd.

10.2	Registration Rights Agreement, dated as of March 21, 2023, by and between Scilex Holding Company and YA II PN, Ltd.

99.1	Press Release dated March 21, 2023.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer & President

Date: March 21, 2023

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